SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2008

CONVERGYS CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-4379	31-1598292
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 East Fourth Street Cincinnati, Ohio		45202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (513) 723-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On July 23, 2008 Convergys Corporation reported its results for the second quarter ended June 30, 2008. The earnings release for the first quarter ended June 30, 2008 is attached as Exhibit 99 and incorporated by this reference and will be published on the Company’s website at www.Convergys.com. The press release includes certain non-generally accepted accounting principles (“GAAP”) financial measures and certain reconciliations and other information are included in the press release.

This information shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall it be incorporated by reference into a filing under the Exchange Act or the Securities Act of 1933, except as expressly stated in any such a filing.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits:

99	Earnings Release of Convergys Corporation dated July 23, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVERGYS CORPORATION

By:	/S/ EARL C. SHANKS
Earl C. Shanks
Chief Financial Officer

Date: July 23, 2008

EXHIBIT INDEX

Exhibit No.

99	Earnings Release of Convergys Corporation dated July 23, 2008.

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